UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): August 26, 2016 (August 26, 2016)

OneMain Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36129	27-3379612
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 N.W. Second Street, Evansville, Indiana 47708
(Address of principal executive offices)(Zip Code)
(812) 424-8031
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

OneMain Holdings, Inc. (“OMH” or, collectively with its subsidiaries, the “Company,” “we,” or “our”) is filing this Current Report on Form 8-K as a result of a change in our accounting policy for the derecognition of loans within a purchased credit impaired (“PCI”) pool, as described in more detail below. The financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) in OMH’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2016 (“March 2016 Form 10-Q”) have been revised to reflect the retrospective application of this change in accounting policy, and such revised financial statements and MD&A are included in Exhibit 99.1 to this Form 8-K and incorporated by reference herein. All other information in OMH’s March 2016 Form 10-Q has not been updated for events or developments that occurred subsequent to the filing of OMH’s March 2016 Form 10-Q with the U.S. Securities and Exchange Commission on May 6, 2016.

Change in Accounting Policy

As disclosed in OMH’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2016, effective April 1, 2016, we changed our accounting policy for the derecognition of loans within a PCI pool. Historically, we removed loans from a PCI pool upon charge-off of the loan, based on the Company’s charge-off accounting policy at their allocated carrying value. Under our new accounting policy, loans will be removed from a PCI pool when the loan is written-off, at which time further collections efforts would not be pursued, or sold or repaid. While both methods are acceptable under GAAP, we believe the new method for derecognition of PCI loans is preferable as it enhances consistency with our industry peers. For more information regarding our policy for the derecognition of PCI loans, see Note 1 of the Notes to Condensed Consolidated Financial Statements included in Exhibit 99.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

The following exhibit filed with this Current Report on Form 8-K supersedes the corresponding sections of OMH’s March 2016 Form 10-Q:

Exhibit Number	Description
99.1	Revised Financial Statements and MD&A from OneMain Holdings, Inc.’s Quarterly Report on Form 10-Q for the Quarterly Period Ended March 31, 2016
101
Interactive data files pursuant to Rule 405 of Regulation S-T: (i) Condensed Consolidated Balance Sheets, (ii) Condensed Consolidated Statements of Operations, (iii) Condensed Consolidated Statements of Comprehensive Income (Loss), (iv) Condensed Consolidated Statements of Shareholders’ Equity, (v) Condensed Consolidated Statements of Cash Flows, and (vi) Notes to Condensed Consolidated Financial Statements

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEMAIN HOLDINGS, INC.
(Registrant)

Date:	August 26, 2016	By:	/s/ Scott T. Parker
Scott T. Parker
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Revised Financial Statements and MD&A from OneMain Holdings, Inc.’s Quarterly Report on Form 10-Q for the Quarterly Period Ended March 31, 2016
101
Interactive data files pursuant to Rule 405 of Regulation S-T: (i) Condensed Consolidated Balance Sheets, (ii) Condensed Consolidated Statements of Operations, (iii) Condensed Consolidated Statements of Comprehensive Income (Loss), (iv) Condensed Consolidated Statements of Shareholders’ Equity, (v) Condensed Consolidated Statements of Cash Flows, and (vi) Notes to Condensed Consolidated Financial Statements